RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                       HOSOKAWA MICRON INTERNATIONAL INC.


      This Restated Certificate of Incorporation of Hosokawa Micron International Inc. was duly adopted by its Board of Directors and stockholders in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware. The date of filing of the original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 23, 1986. The Certificate of Incorporation is restated and amended to read as follows:

      FIRST: The name of the Corporation is Hosokawa Micron International Inc.

      SECOND: The address of the Corporation's registered office is 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware, and the name of its registered agent at that address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

      FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,000,000, consisting of 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock") and 7,000,000 shares of Common Stock, par value $.01 per share ("Common Stock").

      Authority is hereby expressly granted to the Board of Directors to authorize the issue from time to time of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation Law.

      FIFTH: The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

      SIXTH: No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Neither any amendment or repeal of the foregoing provisions nor adoption of any provision of this Restated Certificate of Incorporation or the By-Laws of the Corporation which is inconsistent with the foregoing provisions shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption.

      SEVENTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (1) The Board of Directors shall consist of not less than six nor more than twelve directors (excluding directors elected by the holders of any class or series of Preferred Stock, voting separately as a class or series), the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors.

            (2) The Board of Directors shall be divided into three classes, with the term of office of one class expiring each year. The initial directors of each class shall be those chosen by the stockholders at the time of their approval of this Restated Certificate of

      Incorporation or (as to any directors added by increase in the number of directors subsequent thereto and prior to the first annual meeting of stockholders following the filing of this Restated Certificate of Incorporation) by the Board of Directors. The directors of the first class shall be elected to hold office for a term expiring at the annual meeting of stockholders following the filing of this Restated Certificate of Incorporation, the directors of the second class shall be elected to hold office for a term expiring at the second annual meeting of stockholders following the filing of this Restated Certificate of Incorporation and the directors of the third class shall be elected to hold office for a term expiring at the third annual meeting of stockholders following the filing of this Restated Certificate of Incorporation. Commencing with the first annual meeting of stockholders following the filing of this Restated Certificate of Incorporation, the directors of each class whose term shall then expire shall be elected to hold office for a three-year term. In case of any increase in the number of directors, the number of directors in each class shall be as nearly equal as possible.

            (3) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the Board of Directors, acting by not less than a majority of the directors then in office. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

            (4) Any director or the entire Board of Directors may be removed only for cause. At any annual meeting of stockholders of the Corporation or at any special meeting of stockholders of the Corporation the notice of which shall state that the removal of a director or directors is among the purposes of the meeting, the holders of capital stock entitled to vote thereon, present in person or by proxy, by vote or a majority of the outstanding shares thereof, may remove such director or directors for cause.

            (5) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock shall have the right, voting separately by class or series, to elect any director, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto and such director so elected shall not be assigned to any class.

      EIGHTH: The Corporation shall not enter into any Transaction (as hereinafter defined) with or benefitting any Interested Stockholder (as hereinafter defined) unless (a) the Transaction has been approved by the affirmative vote of not less than 80% of the aggregate voting power of the outstanding stock or (b) the Continuing Directors (as hereinafter defined) by a two-thirds vote thereof have expressly approved the Transaction. Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law, the rules of any national securities exchange or otherwise. For these purposes:

            (1) The term "Continuing Director" shall mean a director who is not affiliated with an Interested Stockholder and either (i) was a member of the Board of Directors of the Corporation immediately prior to the time that the Interested Stockholder, if any, became an Interested Stockholder or (ii) was elected by or recommended for election by a majority of the then Continuing Directors in office at the time such director was elected or nominated for election.

            (2) The term "Interested Stockholder" shall mean any person or group (other than a trustee of an employee benefit plan of the Corporation or of an employee benefit plan of an affiliate of the Corporation and other than a person owning beneficially more than ten percent of the stock of the Corporation on January 1, 1989) who is the beneficial owner of more than ten percent of the voting power of the Corporation (those of the foregoing terms which are defined in the rules under Section 13 of the

      Securities Exchange Act of 1934 shall have the same meanings as set forth in such rules).

            (3) The term "Transaction," when used in reference to the Corporation and any Interested Stockholder, shall mean:

                  (i) any merger or consolidation of the Corporation or any
            direct or indirect majority-owned subsidiary of the Corporation (A) with the Interested Stockholder or (B) with any other corporation if the merger or consolidation is caused by the Interested Stockholder;

                  (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) except proportionately as a stockholder of the Corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

                  (iii) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Stockholder, except
            (A) as a result of immaterial changes due to fractional share adjustments or (B) as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Stockholder or (C) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; or

                  (iv) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraph (iii) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

      NINTH: Following the date the Corporation first has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, no action required to be taken at any annual or special meeting of stockholders of the Corporation may be taken by written consent without a meeting, except by a consent signed by all the stockholders of the Corporation entitled to vote thereon.

      TENTH: Articles SEVENTH, EIGHTH and NINTH shall be amended, altered or repealed, and any provision inconsistent therewith shall be adopted, only by the affirmative vote of not less than 80% of the aggregate voting power of the outstanding stock.

      IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its Chairman of the Board and President and attested by its Secretary, this 18th day of January, 1989.

                                   HOSOKAWA MICRON INTERNATIONAL INC.

                                   By: [Illegible]
                                      -----------------------------------------
                                      Vice President

Attest:


/s/ [Illegible]
-----------------------
Secretary

                               BOOK 847 PAGE 243

                               State of Delaware

                          Office of Secretary of State


         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF HOSOKAWA MICRON INTERNATIONAL INC. FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF MARCH, A.D. 1989, AT 10 O'CLOCK A.M.


                          /s/ Michael Harkins
                          ---------------------------------------
                              Michael Harkins, Secretary of State

                                                     AUTHENTICATION:  12117980

                                                               DATE:  03/27/1989

[Seal of the
Department of State
Delaware
Office of the Secretary of State]

                               BOOK 847 PAGE 244

                                                               FILED

                                                            MAR 27 1989
                                                            [ILLEGIBLE]
                                                        SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       HOSOKAWA MICRON INTERNATIONAL INC.

      HOSOKAWA MICRON INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

      FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by the deletion of Article FOURTH thereof and the substitution therefor of a new Article FOURTH to read in its entirety as follows:

            FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 20,000,000, consisting of 2,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 18,000,000 shares of Common Stock, par value $.01 per share ("Common Stock").

            Authority is hereby expressly granted to the Board of Directors to authorize the issue from time to time of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation Law.

      SECOND: The aforesaid amendment to the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability, and, in lieu of a meeting and vote of stockholders, all of the stockholders of the Corporation who would have been entitled to vote upon such amendment if a meeting of stockholders were held having duly consented in writing to its adoption.

      THIRD: This Certificate of Amendment of the Restated Certificate of Incorporation has been executed and acknowledged and shall be filed and recorded in accordance with Section 103 of the General Corporation Law of the State of Delaware.

                               BOOK 847 PAGE 245

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Richard E. Love, its Vice President, and to be attested by Fumio Sawamura, its Assistant Secretary, this 23rd day of March, 1989.


                                              HOSOKAWA MICRON INTERNATIONAL INC.

                                              By: /s/ Richard E. Love
                                                 -------------------------------
                                                 Richard E. Love
                                                 Vice President

Attested By:

/s/ Fumio Sawamura
---------------------
Fumio Sawamura
Assistant Secretary


                                                        RECEIVED FOR RECORD

                                                             MAR 28 1989

                                                      William M. Honey, Recorder



 .


                                                                    FILED

                                                                  AUG 9 1990

                                                             /s/ Michael Harkins
                                                             -------------------
                                                              SECRETARY OF STATE

                                                                   3:15 PM


                            CERTIFICATE OF AMENDMENT

                                       OF

                    THE RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                       HOSOKAWA MICRON INTERNATIONAL INC.


      HOSOKAWA MICRON INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

      DOES HEREBY CERTIFY as follows:

      FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by the deletion of Article FOURTH thereof and the substitution therefor of a new Article FOURTH to read in its entirety as follows:

      FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 4,000,000, consisting of 200,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 3,800,000 shares of Common Stock, par value $.01 per share ("Common Stock").

      Authority is hereby expressly granted to the Board of Directors to authorize the issue from time to time of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation law.

      SECOND: The aforesaid amendment to the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability, and, in lieu of a meeting and vote of stockholders, a majority of the stockholders of the Corporation have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and the written notice of the adoption of the amendment has been given as provided in Section 22B of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

      THIRD: This Certificate of Amendment of the Restated Certificate of Incorporation has been executed and acknowledged and shall be filed and recorded in accordance with Section 103 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Fumio Sawamura, its Executive Vice President, and to be attested by Simon H. Baker, its Secretary, this 9th day of August, 1990.

                                      HOSOKAWA MICRON INTERNATIONAL INC.

                                      By: /s/ Fumio Sawamura
                                          ------------------------------
                                          Fumio Sawamura
                                          Executive Vice President

Attested By:

/s/ Simon H. Baker
------------------------------
Simon H. Baker
Secretary

                [State of Delaware Secretary of State Letterhead]

      I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF HOSOKAWA MICRON INTERNATIONAL INC. FILED IN THIS OFFICE ON THE NINTH DAY OF AUGUST, A.D. 1990, AT 3:15 O'CLOCK P.M.



                                             /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

                                                      AUTHENTICATION: 12757288

                                                                DATE: 08/09/1990

[SEAL OF DEPARTMENT OF STATE,
OFFICE OF THE SECRETARY OF STATE,
DELAWARE]

730221022

                                STATE OF DELAWARE

                                     [SEAL]

                          Office of Secretary of State

      I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "HOSOKAWA MICRON INTERNATIONAL INC." FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 1992, AT 10 O'CLOCK A.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                               * * * * * * * * * *

[SEAL OF DEPARTMENT OF STATE
OFFICE OF THE SECRETARY OF STATE
DELAWARE]

722283050                                  /s/ Michael Ratchford
                                           -------------------------------------
                                           Michael Ratchford, Secretary of State

                                                      AUTHENTICATION:  *3620244
                                                                DATE: 10/09/1992

                   CERTIFICATE OF DESIGNATION, PREFERENCES AND
                   RELATIVE, PARTICIPATING, OPTIONAL AND OTHER
                     SPECIAL RIGHTS AND THE QUALIFICATIONS,
           LIMITATIONS OR RESTRICTIONS THEREOF, OF THE PREFERRED STOCK

                                       OF

            HOSOKAWA MICRON INTERNATIONAL INC., a corporation organized and existing under the General Corporation Law of the State of Delaware,

            DOES HEREBY CERTIFY:

            That, pursuant to authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of said corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, said Board of Directors, at a meeting duly held on January 28, 1992 approved of the issuance of preferred stock and at a meeting on May 19, 1992, the following resolution:

            NOW, THEREFORE, BE IT RESOLVED, that there is hereby confirmed authorization of such series of Preferred Stock on the terms and with the provisions herein set forth:

            1. Designation. The designation of the series of 4.44% Preferred Stock authorized by this resolution shall be "Cumulative Preferred Stock, $.01 par value per share" (the "Cumulative Preferred Stock"). The total number of shares of Cumulative Preferred Stock shall be 200,000.

            2. Rank. The Cumulative Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to all classes of common stock and all other classes or series of stock including other classes or series of preferred stock of the Corporation, including, without limitation, the Common Stock, par value $.01 per share. All equity securities of the Corporation to which the Cumulative Preferred Stock ranks prior are collectively referred to herein as the "Junior Securities." So long as any shares of Cumulative Preferred Stock are outstanding, the Corporation may not authorize, create or issue any class or series of stock which ranks prior to, or on a parity with, the Cumulative Preferred Stock with respect to either dividend rights or rights on liquidation, winding up or dissolution.

            3. Dividends. (a) The holders of the shares of Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available for the payment of dividends, cumulative cash dividends at the annual rate of $6.66 per share for each calendar year and no more. Such dividends shall be declared semi-annually on the last business day of March and September ("the dividend declaration date") and shall be payable in cash not more than 60 days after declaration (each of such dates being a "dividend payment date"), commencing with the first such dividend declaration date following the issuance of the Cumulative Preferred Stock, in preference to dividends on the Junior Securities. Such dividend shall be paid to the holders of record at the close of business on the dates specified above. Dividends payable on shares of Cumulative Preferred Stock shall be fully cumulative and shall accrue (whether or not earned or declared) from the date of original issue of such shares.

                  (b) All dividends paid with respect to shares of the Cumulative Preferred Stock pursuant to paragraph 3(a) shall be paid pro rata to the holders entitled thereto.

                  (c) The Corporation shall not declare, pay or set apart for payment any dividend on any of the Junior Securities or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities) and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to do so unless prior to or concurrently with such declaration, as the case may be, all accrued and unpaid dividends, if any, on shares of the Cumulative Preferred Stock not paid on the dates provided for in paragraph 3(a) hereof shall have been or be paid. So long as any shares of Cumulative Preferred Stock are outstanding, the Corporation shall not make any payment on account of, or set apart for payment money for a sinking fund or other similar fund for, the purchase, redemption, retirement or other acquisition for value of, or redeem, purchase, retire or otherwise acquire for value any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase, redeem or otherwise acquire for value any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities, except that (a) the Corporation may repurchase capital stock of the Corporation from directors, officers, and employees of the Corporation or its subsidiaries and affiliates whose employment has been terminated; provided, however, that the aggregate amount of all such repurchases in any fiscal year shall not exceed $1,000,000 and (b) the Corporation may repurchase shares of its Common Stock from holders of the Common Stock who do not own more than 50 percent of the total outstanding shares of Common Stock of the Corporation.

                  (d) Subject to the foregoing provisions of this paragraph 3 and to the provisions of paragraph 4, the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities, and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights or options exercisable for or convertible into any of the Junior Securities, and the holders of the shares of the Cumulative Preferred Stock shall not be entitled to share therein.

            4.    L
 . (a) In the event of any voluntary or
involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Cumulative Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $150 for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends (whether or not earned or declared) thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any of the Junior Securities. Except as provided in the preceding sentence, holders of Cumulative Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Cumulative Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Cumulative Preferred Stock are entitled were paid in full.

                  (b) For the purposes of this paragraph 4, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, unless such voluntary sale, lease, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

            5. Redemption. (a) To the extent the Corporation shall have funds legally available for such redemption, the Corporation may redeem at its option, at any time and from time to time commencing June 1, 1992, the Cumulative Preferred Stock, in whole or in part, at a redemption price of $155.00 per share during the period June 1, 1992 through and including March 31, 1993, at a redemption price of $154.00 per share during the period April 1, 1993 through and including March 31, 1994, at a redemption price of $153.00 per share during the period April 1, 1994 through and including March 31, 1995, at a redemption price of $152.00 per share during the period April 1, 1995 through and including March 31, 1996, at a redemption price of $151.00 per share during the period April 1, 1996 through and including March 31, 1997, and at a redemption price of $150.00 per share thereafter, in cash, plus in each case an amount in cash equal to all accrued and unpaid dividends (whether or not earned or declared) thereon to the date fixed for redemption, without interest.

                  (b) Shares of Cumulative Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided, however, that no such issued and reacquired shares of Cumulative Preferred Stock shall be reissued or sold as Cumulative Preferred Stock.

                  (c) Notwithstanding the foregoing provisions of paragraph 5(a), unless full cumulative dividends on all outstanding shares of Cumulative Preferred Stock shall have been paid or contemporaneously are declared and paid for all past dividend periods, none of the shares of Cumulative Preferred Stock shall be redeemed pursuant to paragraph 5(a) unless all outstanding shares of Cumulative Preferred Stock are simultaneously redeemed.

            6. Conversion. The Cumulative Preferred Stock shall not be convertible into shares of Common Stock of the Corporation or any other class or series of stock of the Corporation.

            7. Procedure for Redemption. (a) In the event that fewer than all the outstanding shares of Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined, subject to the provisions of paragraph 5 hereof, by the Board of Directors and the shares to be redeemed shall be selected by lot or pro rata as may be determined by the Board of Directors.

                  (b) In the event the Corporation shall redeem shares of Convertible Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, and mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation, provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceeding for the redemption of any shares of Convertible Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (a) the redemption date; (b) the number of shares of Convertible Preferred Stock to be redeemed; and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed; (c) the redemption price;
(d) the place of places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                  (c) Notice having been mailed as aforesaid and provided that on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds with a trust company (having capital and surplus of not less than $ 100,000,000) in the borough of Manhattan, City of New York, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and to continue to be available therefor, then, from and after the redemption date dividends on the shares of Cumulative Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding for any purpose and shall not have the status of shares of Cumulative Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price without interest) shall cease. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof. Any funds deposited and unclaimed at the end of one year from the date fixed for redemption shall be repaid to the Corporation upon its request, after which repayment the holders of shares called for redemption shall look only to the Corporation for payment.

            8. Voting Rights. (a) The holders of record of shares of Cumulative Preferred Stock shall be entitled to the same voting rights as is provided to holders of Common Stock of the Corporation. Each share of Cumulative Preferred Stock par value $.01 shall be entitled to one vote and shall be included with (and not as a separate class except as provided in paragraph 8(b)) with the votes of the holders of the Common Stock.

                  (b) Notwithstanding paragraph 8(a), if at any time (i) any dividend payable on Cumulative Preferred Stock shall be in arrears and unpaid for six (6) months, then the number of directors constituting the Board of Directors, without further action, shall be increased by two (2) directors and the holders of Cumulative Preferred Stock shall have the exclusive right, voting separately as a class, to elect the director(s) of the Corporation to fill such newly created directorship(s) ("Additional Voting Right"), the remaining directors to be elected by the class or classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

                  (c) At any time when an Additional Voting Right shall have vested in the holders of Cumulative Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any holder of record of Cumulative Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Cumulative Preferred Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the shares of Cumulative Preferred Stock then outstanding may designate in writing a holder of Cumulative Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph (c) or at such other place as is selected by such person so designated. Any holder of Cumulative Preferred Stock which would be entitled to vote at any such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                  (d) At any meeting held for the purpose of electing directors at which the holders of Cumulative Preferred Stock shall have the right to elect directors as provided in paragraph (b) hereof, the presence in person or by proxy of the holders of the lesser of (i) a majority of the then outstanding shares of Cumulative Preferred Stock or (ii) a percentage of the then outstanding shares of Cumulative Preferred Stock which percentage is equal to the percentage of the then outstanding shares of Common Stock then required to constitute a quorum for the election of directors by holders of Common Stock shall be required and be sufficient to constitute a quorum of the holders of Cumulative Preferred Stock. At any such meeting or adjournment thereof (x) the absence of a quorum of the holders of Cumulative Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of stock of such class and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of Cumulative Preferred Stock and (y) in the absence of a quorum of the holders of Cumulative Preferred Stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

                  (e) The term of office of all directors elected by the holders of Cumulative Preferred Stock pursuant hereto in office at any time when the aforesaid Additional Voting Rights are vested in the holders of Cumulative Preferred Stock shall terminate upon the election of their successors at any meeting of stockholders for the purpose of electing directors. Upon any termination of the aforesaid Additional Voting Rights in accordance with paragraph 8(c), the term of office of all directors elected by the holders of Cumulative Preferred Stock then in office shall thereupon terminate and upon such termination the number of directors constituting the board of directors shall, without further action, be reduced by two (2), subject always to the increase of the number of directors pursuant to paragraph 8(b) in case of the future right of the holders of Cumulative Preferred Stock to elect additional directors as provided herein.

                  (f) In case of any vacancy occurring among the directors elected by the holders of Cumulative Preferred Stock, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the director whose place shall be vacant. If all directors so elected by the holders of Cumulative Preferred Stock shall cease to serve as directors before their terms shall expire, the holders of Cumulative Preferred Stock then outstanding may, at a special meeting of the holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

                  (g) So long as any shares of Cumulative Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly or through merger or consolidation with or into any other corporation, (i) amend, alter or repeal the Restated Certificate of Incorporation of the Corporation if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the Cumulative Preferred Stock without the consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Cumulative Preferred Stock, voting as a separate class, or (ii) authorize, issue or create, or increase the authorized amount of any preferred stock ranking senior to or on a parity with the Cumulative Preferred Stock or any additional shares of Cumulative Preferred Stock without the consent or affirmative vote of the holders of at least two thirds of the outstanding shares of Cumulative Preferred Stock, voting as a separate class.

            IN WITNESS WHEREOF, said Hosokawa Micron International Inc. has caused this Certificate to be signed by William J. Brennan, its Senior Vice-President and attested by Simon H. Baker, its Secretary this 6th day of October, 1992.

                                                     ---------------------------
                                                 by: /s/ William J. Brennan
                                                     ---------------------------
                                                     Senior Vice President

ATTEST:

By: /s/ Simon H. Baker
    ---------------------------
    Secretary

                               State of Delaware
                        Office of the Secretary of State

                        --------------------------------

      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOSOKAWA MICRON INTERNATIONAL INC." FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF APRIL, A.D. 1993, AT 10 O'CLOCK A.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                          /s/ William T. Quillen
                                          --------------------------------------
                                          William T. Quillen, Secretary of State

                                                      AUTHENTICATION: *3873033

                                                                DATE: 04/26/1993

[GREAT SEAL OF
THE STATE OF DELAWARE]

  723116074

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       HOSOKAWA MICRON INTERNATIONAL INC.


      Hosokawa Micron International Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:


      FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the Minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

      RESOLVED, that the Restated Certificate of Incorporation of Hosokawa Micron International Inc. be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

      "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 4,240,000 consisting of 440,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and 3,800,000 shares of Common Stock, par value $.01 per share ("Common Stock").

      Authority is hereby expressly granted to the Board of Directors to authorize the issue from time to time of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation Law."

      SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every shareholder entitled to such notice.

      THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said Hosokawa Micron International Inc. has caused this certificate to be signed by Isao Sato, its President and Chief Operating Officer and attested by Simon H. Baker, its Secretary, this 12th day of April, 1993.

                                           HOSOKAWA MICRON INTERNATIONAL INC.

                                           By: /s/ Isao Sato
                                           -------------------------------------
                                           Isao Sato
                                           President and Chief Operating Officer

ATTEST:

By: /s/ Simon H. Baker
    ------------------
        Secretary

                                State of Delaware
                        Office of the Secretary of State
                        --------------------------------

      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "HOSOKAWA MICRON INTERNATIONAL INC." FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF JUNE, A.D. 1993, AT 2 O'CLOCK P.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                     [GREAT SEAL OF THE STATE OF DELAWARE]

                                          /s/ William T. Quillen
                                          --------------------------------------
                                          William T. Quillen, Secretary of State

[SECRETARY'S SEAL]
723166089
                                                       AUTHENTICATION: *3940234
                                                                Date: 06/16/1993

                       HOSOKAWA MICRON INTERNATIONAL INC.

                   CERTIFICATE OF DESIGNATION, PREFERENCES AND
               RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL
             RIGHTS OF 5.5% CUMULATIVE SUBORDINATED PREFERRED STOCK
            AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF

                   -------------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

      HOSOKAWA MICRON INTERNATIONAL INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated December 27, 1992 approved of the issuance of an additional series of subordinated cumulative preferred stock and by unanimous written consent dated January 25, 1992 adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

      WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Restated Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of Preferred Stock of the Corporation (the "Preferred Stock") and the powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, including without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolutions of the Board of Directors under the General Corporation Law of Delaware; and

      WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to confirm authorization and the fixing of the terms of a series of Preferred Stock and the number of shares constituting such series as provided for by unanimous written consent of the Board of Directors (the "Board") dated December 27, 1992.

      NOW, THEREFORE, BE IT RESOLVED, that there is hereby confirmed authorization of such series of Preferred Stock on the terms and with the provisions herein set forth:

      1. Designation. The designation of the series of Preferred Stock authorized by this resolution shall be "Cumulative Subordinated Preferred Stock, $.01 par value per share" (the "New Series"). The maximum number of shares of the New Series shall be 240,000.

      2. Rank. The New Series shall, with respect to dividend rights and rights of liquidation, winding up and dissolution, rank prior to all classes of common stock including, with limitation, the Common Stock, par value $.01 per share but will rank after the Corporation's 4.44% Cumulative Preferred Stock issued in accordance with the terms of the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof adopted by the Board of Directors of the Corporation on May 19, 1992. All equity securities of the Corporation to which the New Series ranks prior are collectively referred to herein as the "Junior Securities." All equity Securities of the Corporation to which the New Series ranks after are collectively referred to herein as the "Senior Securities."

      3. Dividends. (a) The holders of the shares of the New Series shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available for the payment of dividends, cumulative cash dividends at the annual rate of $11.00 per share for each calendar year and no more. Such dividends shall be declared semi-annually on the last business day of March and September ("the dividend declaration date") and shall be payable in cash not more than 60 days after declaration (each of such dates being a "dividend payment date"), commencing with the first such dividend declaration date following the issuance of the New Series in preference to dividends on the Junior Securities but in no event shall a dividend on the New Series be declared and paid unless and until any and all dividend obligations with regard to all Senior Securities have been or will be met concurrent with the payment of the dividend on the New Series. Such dividend shall be paid to the holders of record at the close of business on the dates specified above. Dividends payable on shares of the New Series shall be fully cumulative and shall accrue (whether or not earned or declared) from the date of original issue of such shares.

            (b) All dividends paid with respect to shareS of the New Series pursuant to paragraph 3(a) shall be paid pro rata to the holders entitled thereto.

            (c) The Corporation shall not declare, pay or set apart for payment any dividend on any of the Junior Securities or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities) and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to do so unless prior to or concurrently with such declaration, as the case may be, all accrued and unpaid dividends, if any, on shares of the New Series not paid on the dates provided for in paragraph 3(a) hereof shall have been or be paid. So long as any shares of the New Series are outstanding, the Corporation shall not make any payment on account of, or set apart for payment money for a sinking fund or other similar fund for, the purchase, redemption, retirement or other acquisition for value of, or redeem, purchase, retire or otherwise acquire for value any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase, redeem or otherwise acquire for value any of the Junior Securities or any warrants, rights, call or options exercisable for or convertible into any of the Junior Securities, except that (a) the Corporation may repurchase capital stock for the Corporation from directors, officers, and employees of the Corporation or its subsidiaries and affiliates whose employment has been terminated; provided, however, that the aggregate amount of such repurchases in any fiscal year shall not exceed $1,000,000 and (b) the Corportation may repurchase shares of its Common Stock from holders of the Common Stock who do not own more than 50 percent of the total outstanding shares of Common Stock of the Corporation.

            (d) Subject to the foregoing provisions of this paragraph 3 and to the provisions of paragraph 4, the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities, and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights or options exercisable for or convertible into any of the Junior Securities, and the holders of the share of the New Series shall not be entitled to share therein.

      4. Liquidation Preference. (a) In the event of any voluntary or involuntary liquidations, dissolution or winding up of the affairs of the Corporation, the holders of share of the New Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $200.00 for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends (whether or not earned or declared) thereon to the date fixed for liquidation, dissolution or winding up before any payment shall be made or any assets distributed to the holders of any of the Junior Securities but only after all required payments are made on all Senior Securities. Except as provided in the preceding sentence, holders of the New Series shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the new Series after the payment of all amounts required to be paid to all holders of the Corporation's Senior Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of the New Series are entitled were paid in full.

            (b) For the purposes of this paragraph 4, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, unless such voluntary sale, lease, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

      5. Redemption. (a) To the extent the Corporation shall have funds legally available for such redemption, the Corporation may redeem at its option, at any time and from time to time commencing January 25, 1993, the New Series in whole or in part, at a redemption price of $204.00 per share during the period January 25, 1993 through and including January 24, 1994, at a redemption price of $202.00 per share during the period January 25, 1994 through and including January 24, 1995, and at a redemption price of $200.00 per share thereafter, in cash, plus in each case an amount in cash equal to all accrued and unpaid dividends (whether or not earned or declared) thereon to the date fixed for redemption, without interest.

            (b) Shares of the New Series which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, however, that no such issued and reacquired shares of the New Series shall be reissued or sold as the New Series.

            (c) Notwithstanding the foregoing provisions of paragraph 5(a), unless full cumulative dividends on all outstanding shares of the New Series shall have been paid or contemporaneously are declared and paid for all past dividend periods and full cumulative dividends shall have or will simultaneously be paid on all Senior Securities, none of the shares of the New Series shall be redeemed pursuant to paragraph 5(a).

      6. Conversion. The New Series shall not be convertible into shares of Common Stock of the Corporation or any other class or series of stock of the Corporation.

      7. Procedure for Redemption. (a) In the event that fewer than all the outstanding shares of the New Series are to be redeemed, the number of shares to be redeemed shall be determined, subject to the provisions of paragraph 5 hereof, by the Board of Directors and the shares to be redeemed shall be selected by lot or pro rata as may be determined by the Board of Directors.

            (b) In the event the Corporation shall redeem shares of the New Series, notice of such redemption shall be given by first class mail, postage prepaid, and mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation, provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceeding for the redemption of any shares of the New Series to be redeemed except as to the holder to whom the Corporation has failed to five said notice or except as to the holder whose notice was defective. Each such notice shall state: (a) the redemption date; (b) the number of shares of the New Series to be redeemed; and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed; (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and
(e) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

            (c) Notice having been mailed as aforesaid and provided that on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds with a trust company (having capital and surplus of not less than $100,000,000) in the borough of Manhattan, City of New York, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and to continue to be available therefor, then from and after the redemption date dividends on the shares of the New Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding for any purpose and shall not have the status of shares of the New Series and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price without interest) shall cease. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof. Any funds deposited and unclaimed at the end of one year from the date fixed for redemption shall be repaid to the Corporation upon its request, after which repayment the holders of shares called for redemption shall look only to the Corporation for payment.

      8. Voting Rights. (a) The holders of record of shares of the New Series shall not be entitled to any voting rights except or hereinafter provided.

            (b) Notwithstanding paragraph 8(a), if at any time (i) any dividend payable on the New Series shall be in arrears and unpaid for six (6) months, then the number of directors constituting the Board of Directors, without further action, shall be increased by two (2) directors and the holders of the New Series shall have the exclusive right, voting separately as a class, to elect the director(s) of the Corporation to fill such newly created directorship(s) ("Voting Right"), the remaining directors to be elected by the class of classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

            (c) At any time when a Voting Right shall have vested in the holders of the New Series and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any holder of record of the New Series then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the New Series. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the shares of the New Series then outstanding may designate in writing a holder of the New Series to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph (c) or at such other place as is selected by such person so designated. Any holder of the New Series which would be entitled to vote at any such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period of 90 days immediately preceding the date fixed for the next annual meeting of the stockholders.

            (d) At any meeting held for the purpose of electing directors at which the holders of the New Series shall have the right to elect directors as provided in paragraph (b) hereof, the presence in person or by proxy of the holders of the lesser of (i) a majority of the then outstanding shares of the New Series or (ii) a percentage of the then outstanding shares of the New Series which percentage is equal to the percentage of the then outstanding shares of Common Stock then required to constitute a quorum for the election of directors by holders of Common Stock shall be required and be sufficient to constitute a quorum of the holders of the New Series. At any such meeting on adjournment thereof (x) the absence of a quorum of the holders of the New Series shall not prevent the election of directors other than those to be elected by the holders of stock of such class and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the New Series and (y) in the absence of a quorum of the holders of the New Series entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

            (e) The term of office of all directors elected by the holders of the New Series pursuant hereto in office at any time when the aforesaid Voting Rights are vested in the holders of the New Series shall terminate upon the election of their successors at any meeting of stockholders for the purpose of electing directors. Upon any termination of the aforesaid Voting Rights in accordance with paragraph 8(c), the term of office of all directors elected by the holders of the New Series then in office shall thereupon terminate and upon such termination the number of directors constituting the board of directors shall, without further action, be reduced by two (2), subject always to the increase of the number of directors pursuant to paragraph 8(b) in case of the future right of the holders of the New Series to elect additional directors as provided herein.

            (f) In case of any vacancy occurring among the directors elected by the holders of the New Series, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the direct or whose place shall be vacant. If all directors so elected by the holders of the New Series shall cease to serve as directors before their terms shall expire, the holders of the New Series then outstanding may, at a special meeting of the holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

            (g) So long as any shares of the New Series are outstanding, the Corporation shall not, either directly or indirectly or through merger or consolidation with or into any other corporation, (i) amend, alter or repeal the Restated Certificate of Incorporation of the Corporation if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the New Series without the consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of the New Series, voting as a separate class, or (ii) authorize, issue or create, or increase the authorized amount of any preferred stock ranking senior to or on a parity with the New Series or any additional shares of the New Series without the consent or affirmative vote of the holders of at least two thirds of the outstanding shares of the New Series, voting as a separate class.

            (h)(i) The creation, authorization of issuance of any shares of any Junior Securities, provided that the terms of such Junior Securities are not inconsistent, or in any way conflict, with the terms of the New Series, or the creations, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any Junior Securities, (ii) the creation of any indebtedness of any kind of the Corporation, or (iii) the increase or decrease in the amount of authorized Junior Securities of any class, or any increase, decrease or change in the liquidation preferences, dividend, voting or other rights or decrease in the par value of any such class in a manner which does not result in such Junior Securities ceasing to be Junior Securities shall not be deemed to alter, change or affect adversely the powers, preferences, and special rights of shares of the New Series and may be effected without the consent of holders thereof.

            IN WITNESS WHEREOF, Hosokawa Micron International Inc. has caused this certificate to be made under the seal of the Corporation signed by its Senior Vice President and Secretary, respectively, this 27th day of December 1992.

                                                          /s/ William J. Brennan
                                                          ----------------------
                                                          Senior Vice President

                                                          /s/ Simon H. Baker
                                                          ----------------------
                                                          Secretary

    [SEAL]

                                State of Delaware

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOSOKAWA MICRON INTERNATIONAL INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF AUGUST, A.D. 1996, AT 10 O'CLOCK A.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                           /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State



[SEAL OF SECRETARY'S OFFICE,
DELAWARE]

2102316  8100                                           AUTHENTICATION: 8059545

960229887                                                         DATE: 08-08-96

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                       HOSOKAWA MICRON INTERNATIONAL INC.
--------------------------------------------------------------------------------

Hosokawa Micron International Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by the deletion of Article FOURTH thereof and the substitution therefore of a new Article FOURTH to read in its entirety as follows:

            "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 10,440,000, consisting of 440,000 shares of Preferred Stock, par value of $.01 per share ("Preferred Stock"), and 10,000,000 shares of Common Stock, par value of $.01 per share ("Common Stock").

            Authority is hereby expressly granted to the Board of Directors to authorize the issue, from time to time, of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation law."

            SECOND: The aforesaid amendment to the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability and a majority of the outstanding stock entitled to vote thereon at the regularly scheduled annual meeting of the stockholders having voted in favor of the amendment.

amendment.

THIRD: This Certificate of Amendment of the Restated Certificate of Incorporation has been executed and acknowledged and shall be filed and recorded in accordance with Section 103 of the General Corporation Laws of the State of Delaware.

IN WITNESS WHEREOF, said Hosokawa Micron International Inc. has caused this certificate to be signed by Isao Sato, its President and Chief Executive Officer and to be attested by Simon H. Baker, its Secretary, this 6th day of August, 1996.

                                       HOSOKAWA MICRON INTERNATIONAL INC.

                                       By: /s/ Isao Sato
                                           -------------------------------------
                                           Isao Sato
                                           President and Chief Executive Officer


ATTEST:

By: /s/ Simon H. Baker
    -------------------------------------
    Simon H. Baker
    Secretary

                               State of Delaware

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOSOKAWA MICRON INTERNATIONAL INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF AUGUST, A.D. 1997, AT 4:30 O'CLOCK P.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                             /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
[SEAL OF SECRETARY'S OFFICE
DELAWARE]

2102316  8100                                            AUTHENTICATION: 8591119

971258387                                                         DATE: 08-05-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       HOSOKAWA MICRON INTERNATIONAL INC.
--------------------------------------------------------------------------------

Hosokawa Micron International Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by the deletion of Article FOURTH thereof and the substitution therefore of a new Article FOURTH to read in its entirety as follows:

      "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 12,940,000, consisting of 440,000 shares of Preferred Stock, par value of $.01 per share ("Preferred Stock"), and 12,500,000 shares of Common Stock, par value of $.01 per share ("Common Stock").

      Authority is hereby expressly granted to the Board of Directors to authorize the issue, from time to time, of one or more classes or series of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions, subject to the provisions hereof, the voting powers, full or limited, or no voting powers, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, to the fullest extent permitted to the Board of Directors by the Delaware General Corporation law."

SECOND: The aforesaid amendment to the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability and a majority of the outstanding stock entitled to vote thereon at the regularly scheduled annual meeting of the stockholders having voted in favor of the amendment.

THIRD: This Certificate of Amendment of the Restated Certificate of Incorporation has been executed and acknowledged and shall be filed and recorded in accordance with Section 103 of the General Corporation Laws of the State of Delaware.

IN WITNESS WHEREOF, said Hosokawa Micron International Inc. has caused this certificate to be signed by Isao Sato, its President and Chief Executive Officer and to be attested by Simon H. Baker, its Secretary, this 30 day of July, 1997.

                                       HOSOKAWA MICRON INTERNATIONAL INC.

                                       By: /s/ Isao Sato
                                           -------------------------------------
                                           Isao Sato
                                           President and Chief Executive Officer

ATTEST:

By: /s/ Simon H. Baker
    -------------------------
    Simon H. Baker
    Secretary

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------


      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HOSOKAWA MICRON INTERNATIONAL INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF OCTOBER, A.D. 1997, AT 2:30 O'CLOCK P.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                             /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
[SEAL OF SECRETARY'S OFFICE
DELAWARE]

2102316  8100                                           AUTHENTICATION: 8709509

971351134                                                         DATE: 10-20-97

                      CERTIFICATE ELIMINATING REFERENCE TO
                         4.44% PREFERRED STOCK FROM THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       HOSOKAWA MICRON INTERNATIONAL INC.

--------------------------------------------------------------------------------
                          Pursuant to Section 151(g)
             of the General Corporation Law of the State of Delaware
--------------------------------------------------------------------------------

HOSOKAWA MICRON INTERNATIONAL INC. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.    The name of the corporation is HOSOKAWA MICRON INTERNATIONAL INC.

2. The designation of the series of preferred stock of the corporation to which this certificate relates is the 4.44% Preferred Stock

3. The voting powers, designations, preferences, and the relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions thereof of the 4.44% Preferred Stock were provided for in a resolution adopted by the Board of Directors of the corporation pursuant to authority expressly vested in it by the provisions of the restated certificate of incorporation of the corporation. A certificate setting forth the said resolution has been heretofore filed with the Secretary of State of the State of Delaware pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware.

4. The Board of Directors of the corporation has adopted the following resolution by written unanimous consent dated September 3, 1997:

      RESOLVED, that none of the authorized shares of 4.44% Preferred Stock of the corporation of the series designated are outstanding; and

      FURTHER RESOLVED, that none of the said series of the preferred shares of stock of the corporation will be issued; and

      FURTHER RESOLVED, that the proper officers of the Corporation be and hereby are authorized and directed to file a certificate setting forth this resolution with the Secretary of State of the State of Delaware pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware for the purpose of eliminating from the restated certificate of incorporation of the corporation all reference to the said series of shares of preferred stock.

IN WITNESS WHEREOF, Hosokawa Micron International Inc. has caused this certificate to be made under the seal of the corporation and signed by its president and secretary, respectively this 22nd day of September, 1997.

                                           /s/ Isao Sato
                                           -------------------------------------
                                           President and Chief Executive Officer
                                           Isao Sato


                                           /s/ Simon H. Baker
                                           -------------------------------------
                                           Secretary
                                           Simon H. Baker

                                State of Delaware

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HOSOKAWA MICRON INTERNATIONAL INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF OCTOBER, A.D. 1997, AT 2:31 O'CLOCK P.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                             /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State
[SEAL OF SECRETARY'S OFFICE
DELAWARE]

2102316 8100                                            AUTHENTICATION: 8709529
971351139                                                         DATE: 10-20-97

                      CERTIFICATE ELIMINATING REFERENCE TO
                          5.5% CUMULATIVE SUBORDINATED
                            PREFERRED STOCK FROM THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       HOSOKAWA MICRON INTERNATIONAL INC.

--------------------------------------------------------------------------------
                           Pursuant to Section 151 (g)
             of the General Corporation Law of the State of Delaware
--------------------------------------------------------------------------------

HOSOKAWA MICRON INTERNATIONAL INC. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.    The name of the corporation is HOSOKAWA MICRON INTERNATIONAL INC.

2. The designation of the series of preferred stock of the corporation to which this certificate relates is the 5.5% Cumulative Subordinated Preferred Stock

3. The voting powers, designations, preferences, and the relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions thereof of the 5.5% Cumulative Subordinated Preferred Stock were provided for in a resolution adopted by the Board of Directors of the corporation pursuant to authority expressly vested in it by the provisions of the restated certificate of incorporation of the corporation. A certificate setting forth the said resolution has been heretofore filed with the Secretary of State of the State of Delaware pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware.

4. The Board of Directors of the corporation has adopted the following resolution by written unanimous consent dated September 3, 1997:

      RESOLVED, that none of the authorized shares of 5.5% Cumulative Subordinated Preferred Stock of the corporation of the series designated are outstanding; and

      FURTHER RESOLVED, that none of the said series of the preferred shares of stock of the corporation will be issued; and

      FURTHER RESOLVED, that the proper officers of the Corporation be and hereby are authorized and directed to file a certificate setting forth this resolution with the Secretary of State of the State of Delaware pursuant to the provisions of Section 151 (g) of the General Corporation Law of the State of Delaware for the purpose of eliminating from the restated certificate of incorporation of the corporation all reference to the said series of shares of preferred stock.

IN WITNESS WHEREOF, Hosokawa Micron International Inc. has caused this certificate to be made under the seal of the corporation and signed by its president and secretary, respectively this 22nd day of September, 1997.


                                           /s/ Isao Sato
                                           -------------------------------------
                                           President
                                           Isao Sato


                                           /s/ Simon H. Baker
                                           -------------------------------------
                                           Secretary
                                           Simon H. Baker